OCTOBER 21,1999
CAL ALTA AUTO GLASS LTD.
BAY A 9827 - HORTON RD. S.W.
CALGARY, AB T2V 2X5

 RE:  RENEWAL OF LEASE BAY A 9827 HORTOM RD S.W CALGARY, AB.

TO: FRANK AIELLO

     Thank you for your phone call and your wish to renew your lease. Upon review of your lease I discovered that you already have a 3 (Three) year option to renew. As per that option, this letter confirms the "Landlord's" wish to renew your lease on the following tem.

     The base annual rate for the next 3 (Three) year term shall be $19,200.00 (Nineteen Thousand Two Hundred dollars ) ($A5,05/sqft) payable in equal consecutive monthly installments of $1,600.00 (One Thousand Six Hundred Dollars) in advance or on the 1 st of each and every month during the term of this lease, together with the additional rent hereinafter reserved, the first of such monthly installments to made on or before the 1 st day of December, 1998. All terms and conditions of existing lease to remain. Revised Schedule "Monthly Payment Breakdown" for renewal term attached

Dated this 21st day of October, 1998

(Landlord)
662342- AB LTD operating business as
CONTESSA 21 DEVELOPMENT CO.

Per:
Cole Bygro

(Tenant)
CAL-ALTA AUTO GLASS

Per
Frank Aiello

     October 21,1998 Renewal of Lease Bay A 9827 Horton Road SW-Cal Auto Auto Glass Ltd (contd)

     Upon further review of your lease file I found that you and the previous owners deleted and signed off your right to a second 3(Three) year option to renew (4(b) page 17). In our conversations you indicated that you would like to more terms/years. If you wish we can reinstate this second renewal term as per your existing lease. Please see attached notice complete with required signature spaces, sign and return to me today.

Yours Truly;

Cole Bygrove
Managing Partner

REINSTATE OPTION TO RENEW

     I the tenant Cal-Alta Auto Glass 1AdL wish to reinstate Clause 4 (b) as per the lease dated December 1, 1995 for the property know as Bay A, 9827 Horton Road &W. Calgary, Alberta.

Dated this 22 of 0ctober 1998

(Tenant)

CAL-ALTA AUTO GLASS LTD.

Per:
Frank Aiello

(Landlord )

                               1
662342 AB LTD. Operating business as             I
CONTESSA 21 DEVELOPMENT CO.

Per:
Cole Hygrove